Eaton Vance

Taxable Municipal Bond Fund

August 31, 2021

PORTFOLIO OF INVESTMENTS (Unaudited)

Corporate Bonds — 9.7%

Security	Principal Amount (000’s omitted)	Value
Hospital — 9.7%
Little Co. of Mary Hospital of Indiana, Inc., 2.132%, 11/1/26	$400	$408,314
Providence St. Joseph Health Obligated Group, 2.532%, 10/1/29	500	526,754
St. Joseph’s University Medical Center, Inc., 4.584%, 7/1/27	500	562,882

Total Corporate Bonds — 9.7% (identified cost $1,464,665)		$1,497,950

Taxable Municipal Obligations — 93.9%

Security	Principal Amount (000’s omitted)	Value
Education — 3.3%
San Antonio Education Facilities Corp., TX, (University of the Incarnate Word), 2.38%, 4/1/28	$500	$503,625

		$503,625

General Obligations — 31.0%
Academy Independent School District, TX, (PSF Guaranteed), 1.51%, 8/15/27	$250	$257,557
Bradley, IL, 1.35%, 12/15/27	250	250,482
Chicago, IL, 7.045%, 1/1/29	215	250,598
Collin County, TX, 1.883%, 2/15/32	510	520,348
Detroit, MI, 2.511%, 4/1/25	530	532,952
Douglas County School District No. 17, NE, 2.102%, 6/15/34(1)	625	629,375
Kauai County, HI, 1.50%, 8/1/27	600	615,120
Larkspur-Corte Madera School District, CA, (Election of 2011 and 2014), 1.602%, 8/1/29	400	403,660
Long Beach Community College District, CA, 1.878%, 5/1/29	500	515,955
Nashua, NH, 1.40%, 1/15/32	255	245,851
Ojai Unified School District, CA:
1.819%, 8/1/29	300	308,952
1.919%, 8/1/30	230	237,438

		$4,768,288

Insured-Education — 3.3%
Connecticut State Health and Educational Facilities Authority, (Connecticut State University System), (BAM), 2.05%, 11/1/29	$500	$510,625

		$510,625

Insured-General Obligations — 6.7%
Elmwood Park, IL, (AGM), 1.864%, 12/1/30	$500	$501,910
Valley View School District, PA, (BAM), 2.20%, 5/15/26	525	527,678

		$1,029,588

Security	Principal Amount (000’s omitted)	Value
Insured-Hospital — 3.3%
Maine Health and Higher Educational Facilities Authority, (Eastern Maine Medical Center), (AGM), 2.085%, 7/1/29	$500	$512,140

		$512,140

Insured-Special Tax Revenue — 7.2%
Rio Elementary School District Community Facilities District No. 1, CA, (BAM), 2.107%, 9/1/29	$500	$512,285
St. Clair County Board of Education, AL:
(BAM), 1.31%, 2/1/26	200	201,570
(BAM), 1.85%, 2/1/28	390	397,905

		$1,111,760

Lease Revenue/Certificates of Participation — 2.5%
Beaufort County, NC, Limited Obligation Bonds, 2.00%, 6/1/29	$375	$388,260

		$388,260

Senior Living/Life Care — 7.0%
Butler County Port Authority, OH, (Community First Solutions), 2.25%, 5/15/26	$355	$363,222
California Public Finance Authority, (Enso Village), Green Bonds, 2.875%, 5/15/27(2)	355	358,248
Indiana Finance Authority, (BHI Senior Living), 1.99%, 11/15/24	350	351,232

		$1,072,702

Special Tax Revenue — 4.9%
Massachusetts Bay Transportation Authority, Sales Tax Revenue, 1.525%, 7/1/27	$500	$512,095
New York Dormitory Authority, Personal Income Tax Revenue, 1.538%, 3/15/27	235	237,261

		$749,356

Student Loan — 6.0%
Massachusetts Educational Financing Authority, 2.305%, 7/1/29	$500	$506,210
Rhode Island Student Loan Authority, 2.373%, 12/1/28	400	413,164

		$919,374

Transportation — 11.8%
Broward County, FL, Airport System Revenue, 2.734%, 10/1/30	$500	$531,120
Miami-Dade County, FL, Aviation Revenue, 2.449%, 10/1/29	500	522,665
New Jersey Turnpike Authority, 1.713%, 1/1/29	500	504,445
San Jose, CA, Airport Revenue, 1.209%, 3/1/25	250	251,690

		$1,809,920

Water and Sewer — 6.9%
Arkansas Community Water System Public Water Authority:
1.67%, 10/1/28	$300	$305,130
1.98%, 10/1/29	250	254,715
Columbia, SC, Waterworks and Sewer System Revenue, 1.72%, 2/1/29	500	509,705

		$1,069,550

Total Taxable Municipal Obligations — 93.9% (identified cost $14,210,152)		$14,445,188

Short-Term Investments — 0.3%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.07%(3)	40,555	$40,555

Total Short-Term Investments — 0.3% (identified cost $40,555)		$40,555

Total Investments — 103.9% (identified cost $15,715,372)		$15,983,693

Other Assets, Less Liabilities — (3.9)%		$(605,582)

Net Assets — 100.0%		$15,378,111

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At August 31, 2021, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

California	16.8%
Others, representing less than 10% individually	77.1%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At August 31, 2021, 19.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 6.3% to 13.5% of total investments.

(1)	When-issued security.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At August 31, 2021, the aggregate value of these securities is $358,248 or 2.3% of the Fund’s net assets.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2021.

Abbreviations:

AGM	-	Assured Guaranty Municipal Corp.

BAM	-	Build America Mutual Assurance Co.

PSF	-	Permanent School Fund

The Fund did not have any open derivative instruments at August 31, 2021.

At August 31, 2021, the value of the Fund’s investment in affiliated funds was $40,555, which represents 0.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the fiscal year to date ended August 31, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Eaton Vance Cash Reserves Fund, LLC	$—	$19,524,679	$(19,484,124)	$—	$—	$40,555	$4,203	40,555

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$1,497,950	$—	$1,497,950
Taxable Municipal Obligations	—	14,445,188	—	14,445,188
Short-Term Investments	—	40,555	—	40,555
Total Investments	$—	$15,983,693	$—	$15,983,693

For information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report to shareholders.

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